                                                                  EXHIBIT 10.DD


                             MODIFICATION OF LEASE
                             ---------------------

     MODIFICATION OF LEASE is made this  1 day of October, 1999 by and between
                                         -
DMB DURHAM 1, LLC, a Delaware limited liability company, acting through its managing agent Brookhill Management Corp., having an office at 501 Madison Avenue, New York, New York 10022 ("Lessor") and COMPUCOM SYSTEMS, INC., a Delaware corporation ("Lessee"), whose address is 7171 Forest Lane, Dallas, Texas 75230.

                             W I T N E S S E T H:

     Lessor and Lessee have entered into a lease ("Lease") dated February 11, 1999, pursuant to which Lessor leased to Lessee approximately 96,922 square feet, at, 2910 Weck Drive in the City of Durham, County of Durham, State of North Carolina ("Original Premises").

     NOW, THEREFORE, in consideration of the mutual covenants herein and in the Lease contained, it is hereby agreed that the Lease is hereby modified and extended as follows:

     1.    Demised Premises. Lease is amended to reflect the actual original
           ----------------
square footage of 96,922 square feet ("Original Premises"). The Demised Premises under the Lease are hereby expanded to include as of September 19, 1999 an additional portion of the Property consisting of a gross floor area of approximately 71,373 square feet. The Expansion Space together with the Original Premises shall constitute the Demised Premises for the purposes of this lease. The Demised Premises shall now constitute 168,295 square feet (the "Expansion Space").

     2.    Annual Rental. Section 3.1 of the Lease is hereby amended so that the
           -------------
Lessee shall pay Minimum Base Rent in accordance with Schedule A attached hereto.

     3.    Initial Occupancy. Lessee acknowledges that Lessee has commenced
           -----------------
occupancy of the Expansion Space on or before September 19, 1999.

     4.    Lessor's Work. Lessor shall, at it's own cost and expense, repair
           -------------
the roof of the Demised Premises. Further, Lessor shall expand the truck/apron court and install three (3) dock doors, including lights, pads and levelers, at a location to be determined by Lessor.

     5.    Refurbishment Allowance - Section 2 (c) of the Rider to Lease is
           -----------------------
hereby deleted in its entirety and replaced with the following:
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           Refurbishment Allowance - Upon the effective date of any such Option
           -----------------------
           Term, Lessor shall pay to Lessee a Refurbishment Allowance of $95,000.00 at the same time and in the same manner as the Lessee Improvement Allowance described below.


     6.    Lessee's Improvement Allowance. Section 4. Lessee's Improvement
           ------------------------------
Allowance is hereby modified to be read in accordance with the following:

           "In connection with the Expansion Space, Lessor shall pay to Lessee or as designated in writing by Lessee a Lessee Improvement Allowance of Eighty One Thousand and No/100 Dollars ($81,000.00)".


     7.    Design Allowance. Lessor shall provide Lessee with a Design
           ----------------
Allowance of $5,000.00 to be used for the preparation of the architectural, mechanical and plumbing drawings required to construct the Lessee's Improvements, including stamped and sealed construction drawings by a licensed architect and all municipal approvals and permits. This Allowance is in addition to Lessee's Improvement Allowance and shall be due and payable at the same time and in the same manner as Lessee's Improvement Allowance is due and payable.

     8.    Lease Binding. Except as herein expressly modified, all other terms,
           -------------
covenants and conditions of a Lease and Lease Extension Agreement shall remain in full force and effect.


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     IN WITNESS WHEREOF, the parties hereto have executed this Modification of
Lease the date and year first written above.


SIGNED, SEALED, AND DELIVERED
IN THE PRESENCE OF
                                  LESSOR: DMB DURHAM 1, LLC
                                  ------
                                  a Delaware limited liability company,
                                  BY BROOKHILL MANAGEMENT CORPORATION
                                  Its Managing Agent



                                    /s/ Ronald B. Bruder
-----------------------------     ----------------------------------------
Witness to Lessor                 By:   Ronald B. Bruder
                                  Its:  President


                                  LESSEE: COMPUCOM SYSTEMS, INC.
                                  ------
                                  a Delaware Corporation



/s/ Shelly K. Christenson            /s/ Daniel Celoni, Treasurer
-----------------------------     ----------------------------------------
Witness to Lessee                 By:
                                  Its:





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

                                  Schedule A
                                DMB - Durham 1
                            Period and Monthly Rent
                             For Compucom Systems


Month     Monthly Rent   Period Rent     Month     Monthly Rent   Period Rent
-----     ------------   -----------     -----     ------------   -----------
Period 9/19/99 - 3/14/00:                Period 3/15/02 - 3/14/03:
Sep-99    $17,980.60                     Mar-02    $34,686.92
Oct-99     44,951.49                     Apr-02     63,252.62
Nov-99     44,951.49                     May-02     63,252.62
Dec-99     44,951.49                     Jun-02     63,252.62
Jan-00     44,951.49                     Jul-02     63,252.62
Feb-00     44,951.49                     Aug-02     63,252.62
Mar-00     20,300.67     $263,038.72     Sep-02     63,252.62
           --------      -----------     Oct-02     63,252.62
                                         Nov-02     63,252.62
Period 3/15/00 - 3/31/00:                Dec-02     63,252.62
Mar-00    $25,143.82      $25,143.82     Jan-03     63,252.62
          ----------      ----------     Feb-03     63,252.62
                                         Mar-03     28,565.70     $759,031.44
Period 4/01/00 - 3/14/01:                           ---------     -----------
Apr-00    $60,796.47
May-00     60,796.47
Jun-00     60,796.47                     Period 3/15/03 - 3/14/04
Jul-00     60,796.47                     Mar-03    $35,380.64
Aug-00     60,796.47                     Apr-03     64,517.63
Sep-00     60,796.47                     May-03     64,517.63
Oct-00     60,796.47                     Jun-03     64,517.63
Nov-00     60,796.47                     Jul-03     64,517.63
Dec-00     60,796.47                     Aug-03     64,517.63
Jan-01     60,796.47                     Sep-03     64,517.63
Feb-01     60,796.47                     Oct-03     64,517.63
Mar-0l     27,456.47     $696,217.64     Nov-03     64,517.63
           ----------    -----------     Dec-03     64,517.63
                                         Jan-04     64,517.63
Period 3/15/01 - 3/14/02:                Feb-04     64,517.63
Mar-01    $34,006.79                     Mar-04     29,136.99     $774,211.56
Apr-01     62,012.39                                ---------     -----------
May-01     62,012.39
Jun-01     62,012.39
Jul-01     62,012.39
Aug-01     62,012.39
Sep-01     62,012.39
Oct-01     62,012.39
Nov-01     62,012.39
Dec-01     62,012.39
Jan-02     62,012.39
Feb-02     62,012.39
Mar-02     28,005.60     $744,148.68
           --------      -----------